UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 4, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-52782                 90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                       17314 STATE HIGHWAY 249, SUITE 306
                              HOUTSON, TEXAS 77064
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

This  Current  Report on Form 8-K is being  amended to include as an exhibit the
definitive  binding  agreement  between  Mainland  Resources,   Inc.,  a  Nevada
corporation (the "Company") and Petrohawk Energy Corporation ("Petrohawk").

Effective on July 14, 2008, the Board of Directors of the Company authorized the execution of a letter venture agreement (the "Letter Agreement") with Petrohawk relating to the joint development of acreage of the Company's leases in DeSoto Parish, Lousiana. In accordance with the terms and provisions of the Letter
Agreement: (i) Petrohawk agreed to pay 100% of the costs of development associated with the first well drilled below the Cotton Valley Formation, including drilling, completing and fracture stimulating, as well as costs up to and including pipeline connection; (ii) Petrohawk agreed to pay 80% and the Company agreed to pay 20% of all costs of the second well drilled below the base of the Cotton Valley Formantion; and (iii) Petrohawk agreed to pay 60% and the Company agreed to pay 40% of all costs of the third well drilled below the base of the Cotton Valley Formation.

In accordance with the further terms and provisions of the Letter Agreement, the Company agreed to transfer 60% of its leases in the DeSoto Parish to Petrohawk at closing, but only as such leases related to all depths below the base of the Cotton Valley Formation and specifically the Haynesville Shale. Petrohawk further agreed to gather and market the Company's production from above the base of the Cotton Valley Formation pursuant to a mutually acceptable agreement. The Letter Agreement was subject to due diligence.

Effective August 4, 2008, the Company entered into a definitive binding agreement with Petrohawk consummating the transaction described above (the "Agreement"), which definitive agreement is attached hereto as an exhibit, and associated assignment, conveyance and bill of sale (the "Assignment"). In accordance with the terms and provisions of the Assignment, the Company has effectively transferred and conveyed to Petrohawk sixty percent (60%) of its 100% right, title and interest in and to the leases in the DeSoto Parish. Petrohawk has been designated as the operator on all development relating to the leases. As of the date of this Current Report, the Griffith Well No. 1-H is on Petrohawk's rig schedule to spud in approximately September 2008.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

    10.1 Assignment, Convenyance and Bill of Sale between Mainland Resources Inc. and Petrohawk Energy Corporation dated August 4, 2008, filed with the Securities and Exchange Commission on August 8, 2008.

    10.2 Agreement dated August 4, 2008 between Mainland Resources Inc. and Petrohawk Energy Corporation.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAINLAND RESOURCES, INC.


DATE:  August 25, 2008.
                                        /s/ MICHAEL J. NEWPORT
                                        ________________________________________
                                        NAME: Michael J. Newport
                                        TITLE: President/Chief Executive Officer


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